UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2025

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301, Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2025, the Board of Directors (the “Board”) of ProFrac Holding Corp. (the “Company”) appointed Mr. Matthew Rinaldi as a member of the Board, effective as of December 17, 2025, with a term expiring at the 2026 annual meeting of the Company’s stockholders or until his successor is duly elected and qualified. He will participate in the compensation arrangements for non-employee directors as described in the Company’s Proxy Statement for its 2025 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 29, 2025.

The Company considers Mr. Rinaldi to be a non-independent director and does not anticipate that he will be appointed to any Board committee at this time. Mr. Rinaldi is designated as a director by the Farris Parties, as defined in that certain Stockholders’ Agreement dated as of May 17, 2022, as amended by that certain First Amendment effective as of January 13, 2023, by and among the Company and the parties listed on the signature page thereto, to fill the vacancy created by the resignation of Mr. Randle, as described below, who was previously designated as a director by the Farris Parties. There are no other arrangements or understandings between Mr. Rinaldi and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Rinaldi and any other director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

On December 17, 2025, James C. Randle resigned as a director of the Board, effective December 17, 2025. Mr. Randle’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

Dated: December 22, 2025	By:	/s/ Steven Scrogham
Steven Scrogham
Chief Legal Officer, Chief Compliance Officer and Corporate Secretary